SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M Advisors, Inc.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Title: President
                                                              as of July 1, 2006

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Energy Fund
   Class A Shares                         Voluntary       1.55%       July 1, 2005         N/A(2)
   Class B Shares                         Voluntary       2.30%      August 12, 2003       N/A(2)
   Class C Shares                         Voluntary       2.30%      August 12, 2003       N/A(2)
   Investor Class Shares                  Voluntary       1.55%       April 1, 2005        N/A(2)
   Institutional Class Shares             Voluntary       1.30%     January 31, 2006       N/A(2)

AIM Financial Services Fund
   Class A Shares                         Voluntary       1.30%       July 1, 2005         N/A(2)
   Class B Shares                         Voluntary       2.05%     August 12, 2003        N/A(2)
   Class C Shares                         Voluntary       2.05%       April 1, 2005        N/A(2)
   Investor Class Shares                  Voluntary       1.30%       April 1, 2005        N/A(2)

AIM Leisure Fund
   Class A Shares                         Voluntary       1.40%       July 1, 2005         N/A(2)
   Class B Shares                         Voluntary       2.15%     August 12, 2003        N/A(2)
   Class C Shares                         Voluntary       2.15%       April 1, 2005        N/A(2)
   Class R Shares                         Voluntary       1.65%     October 25, 2005       N/A(2)
   Investor Class Shares                  Voluntary       1.40%       April 1, 2005        N/A(2)

AIM Technology Fund
   Class A Shares                        Contractual      1.55%       July 1, 2005     June 30, 2007
   Class B Shares                        Contractual      2.30%       July 1, 2005     June 30, 2007
   Class C Shares                        Contractual      2.30%       July 1, 2005     June 30, 2007
   Investor Class Shares                 Contractual      1.55%       July 1, 2005     June 30, 2007
   Institutional Class Shares            Contractual      1.30%       July 1, 2005     June 30, 2007

AIM Utilities Fund
   Class A Shares                        Contractual      1.30%       April 1, 2006    June 30, 2007
   Class B Shares                        Contractual      2.05%       April 1, 2006    June 30, 2007
   Class C Shares                        Contractual      2.05%       April 1, 2006    June 30, 2007
   Investor Class Shares                 Contractual      1.30%       April 1, 2006    June 30, 2007
   Institutional Class Shares            Contractual      1.05%       April 1, 2006    June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM High Income Municipal Fund
   Class A Shares                         Voluntary       0.65%       April 1, 2006        N/A(2)
   Class B Shares                         Voluntary       1.40%       April 1, 2006        N/A(2)
   Class C Shares                         Voluntary       1.40%       April 1, 2006        N/A(2)

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Global Real Estate Fund
   Class A Shares                        Contractual    1.40%         July 1, 2005     June 30, 2007
   Class B Shares                        Contractual    2.15%        April 29, 2005    June 30, 2007
   Class C Shares                        Contractual    2.15%        April 29, 2005    June 30, 2007
   Class R Shares                        Contractual    1.65%        April 29, 2005    June 30, 2007
   Institutional Class Shares            Contractual    1.15%        April 29, 2005    June 30, 2007

AIM Short Term Bond Fund
   Class A Shares                        Contractual    0.85%         July 1, 2005     June 30, 2007
   Class C Shares                        Contractual    1.10%(3)    February 1, 2006   June 30, 2007
   Class R Shares                        Contractual    1.10%        August 30, 2002   June 30, 2007
   Institutional Class Shares            Contractual    0.60%        August 30, 2002   June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                        Contractual    1.15%         July 1, 2005     June 30, 2007
   Class B Shares                        Contractual    1.90%         July 1, 2002     June 30, 2007
   Class C Shares                        Contractual    1.90%         July 1, 2002     June 30, 2007
   Class R Shares                        Contractual    1.40%         July 1, 2002     June 30, 2007
   Institutional Class Shares            Contractual    0.90%         July 1, 2002     June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                         Voluntary     1.00%         July 1, 2002         N/A(2)
   Class B Shares                         Voluntary     1.75%         July 1, 2002         N/A(2)
   Class C Shares                         Voluntary     1.75%         July 1, 2002         N/A(2)
   Class R Shares                         Voluntary     1.25%        April 30, 2004        N/A(2)
   Institutional Class Shares             Voluntary     0.75%        April 30, 2004        N/A(2)

                                 AIM STOCK FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Dynamics Fund
   Class A Shares                        Contractual      1.90%       July 1, 2005     July 31, 2006
   Class B Shares                        Contractual      2.65%      August 12, 2003   July 31, 2006
   Class C Shares                        Contractual      2.65%      August 12, 2003   July 31, 2006
   Class R Shares                        Contractual      2.15%     October 25, 2005   July 31, 2006
   Investor Class Shares                 Contractual      1.90%      August 12, 2003   July 31, 2006
   Institutional Class Shares            Contractual      1.65%      August 12, 2003   July 31, 2006

AIM Dynamics Fund
   Class A Shares                         Voluntary       1.20%       July 1, 2005         N/A(2)
   Class B Shares                         Voluntary       1.95%      August 12, 2003       N/A(2)
   Class C Shares                         Voluntary       1.95%      August 12, 2003       N/A(2)
   Class R Shares                         Voluntary       1.45%     October 25, 2005       N/A(2)
   Investor Class Shares                  Voluntary       1.20%      August 12, 2003       N/A(2)
   Institutional Class Shares             Voluntary       0.95%      August 12, 2003       N/A(2)

AIM S&P 500 Index Fund
   Investor Class Shares                 Contractual      0.60%      August 1, 2005    June 30, 2007
   Institutional Class Shares            Contractual      0.35%      August 12, 2003   June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE       EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT         DATE
----                                    ------------   ----------   ----------------   ---------------
AIM Floating Rate Fund
   Class A Shares                         Voluntary       1.50%      April 14, 2006         N/A(2)
   Class B1 Shares                        Voluntary       1.50%        May 1, 1997          N/A(2)
   Class C Shares                         Voluntary       2.00%      April 14, 2006         N/A(2)
   Class R Shares                         Voluntary       1.75%      April 14, 2006         N/A(2)
   Institutional Class Shares             Voluntary       1.25%      April 14, 2006         N/A(2)

AIM Multi-Sector Fund
   Class A Shares                        Contractual      1.90%       July 1, 2005     August 31, 2006
   Class B Shares                        Contractual      2.65%      August 12, 2003   August 31, 2006
   Class C Shares                        Contractual      2.65%      August 12, 2003   August 31, 2006
   Institutional Class Shares            Contractual      1.65%      August 12, 2003   August 31, 2006

AIM Structured Core Fund
   Class A                               Contractual      1.00%      March 31, 2006     June 30, 2007
   Class B                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class C                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class R                               Contractual      1.25%      March 31, 2006     June 30, 2007
   Institutional Class                   Contractual      0.75%      March 31, 2006     June 30, 2007

AIM Structured Growth Fund
   Class A                               Contractual      1.00%      March 31, 2006     June 30, 2007
   Class B                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class C                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class R                               Contractual      1.25%      March 31, 2006     June 30, 2007
   Institutional Class                   Contractual      0.75%      March 31, 2006     June 30, 2007

AIM Structured Value Fund
   Class A                               Contractual      1.00%      March 31, 2006     June 30, 2007
   Class B                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class C                               Contractual      1.75%      March 31, 2006     June 30, 2007
   Class R                               Contractual      1.25%      March 31, 2006     June 30, 2007
   Institutional Class                   Contractual      0.75%      March 31, 2006     June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Capital Development Fund
   Class A Shares                         Voluntary       1.55%       July 18, 2005        N/A(2)
   Class B Shares                         Voluntary       2.30%       July 18, 2005        N/A(2)
   Class C Shares                         Voluntary       2.30%       July 18, 2005        N/A(2)
   Class R Shares                         Voluntary       1.80%       July 18, 2005        N/A(2)
   Investor Class Shares                  Voluntary       1.55%       July 18, 2005        N/A(2)
   Institutional Class Shares             Voluntary       1.30%       July 18, 2005        N/A(2)

AIM Diversified Dividend Fund
   Class A Shares                        Contractual      1.40%       July 1, 2005     June 30, 2007
   Class B Shares                        Contractual      2.15%        May 2, 2003     June 30, 2007
   Class C Shares                        Contractual      2.15%        May 2, 2003     June 30, 2007
   Class R Shares                        Contractual      1.65%     October 25, 2005   June 30, 2007
   Investor Class Shares                 Contractual      1.40%       July 15, 2005    June 30, 2007
   Institutional Class Shares            Contractual      1.15%     October 25, 2005   June 30, 2007

See page 9 for footnotes to Exhibit A.

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Diversified Dividend Fund             Voluntary     1.00%          May 2, 2003         N/A(2)
   Class A Shares                         Voluntary     1.65%          May 2, 2003         N/A(2)
   Class B Shares                         Voluntary     1.65%          May 2, 2003         N/A(2)
   Class C Shares                         Voluntary     1.25%       October 25, 2005       N/A(2)
   Class R Shares                         Voluntary     1.00%         July 15, 2005        N/A(2)
   Investor Class Shares                  Voluntary     0.75%       October 25, 2005       N/A(2)
   Institutional Class Shares

AIM Large Cap Basic Value Fund
   Class A Shares                        Contractual    1.22%         July 1, 2005     June 30, 2007
   Class B Shares                        Contractual    1.97%         July 1, 2005     June 30, 2007
   Class C Shares                        Contractual    1.97%         July 1, 2005     June 30, 2007
   Class R Shares                        Contractual    1.47%         July 1, 2005     June 30, 2007
   Investor Class Shares                 Contractual    1.22%         July 1, 2005     June 30, 2007
   Institutional Class Shares            Contractual    0.97%         July 1, 2005     June 30, 2007

AIM Large Cap Growth Fund
   Class A Shares                        Contractual    1.32%         July 1, 2005     June 30, 2007
   Class B Shares                        Contractual    2.07%         July 1, 2005     June 30, 2007
   Class C Shares                        Contractual    2.07%         July 1, 2005     June 30, 2007
   Class R Shares                        Contractual    1.57%         July 1, 2005     June 30, 2007
   Investor Class Shares                 Contractual    1.32%         July 1, 2005     June 30, 2007
   Institutional Class Shares            Contractual    1.07%         July 1, 2005     June 30, 2007

AIM Select Basic Value Fund
   Class A Shares                         Voluntary     1.75%(3)    August 30, 2002        N/A(2)
   Class B Shares                         Voluntary     1.75%(3)    August 30, 2002        N/A(2)
   Class C Shares                         Voluntary     1.75%(3)    August 30, 2002        N/A(2)

                         AIM INTERNATIONAL MUTUAL FUNDS

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE       EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    OF CURRENT LIMIT         DATE
----                                    ------------   ----------   -----------------   ----------------
AIM International Core Equity Fund
   Class A Shares                        Contractual      2.00%        July 1, 2005     October 31, 2006
   Class B Shares                        Contractual      2.75%      August 12, 2003    October 31, 2006
   Class C Shares                        Contractual      2.75%      August 12, 2003    October 31, 2006
   Class R Shares                        Contractual      2.25%     November 24, 2003   October 31, 2006
   Investor Class Shares                 Contractual      2.00%      August 12, 2003    October 31, 2006
   Institutional Class Shares            Contractual      1.75%       April 30, 2004    October 31, 2006

                              AIM INVESTMENT FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM China Fund
   Class A Shares                        Contractual      2.05%      March 31, 2006    June 30, 2007
   Class B Shares                        Contractual      2.80%      March 31, 2006    June 30, 2007
   Class C Shares                        Contractual      2.80%      March 31, 2006    June 30, 2007
   Institutional Class Shares            Contractual      1.80%      March 31, 2006    June 30, 2007

See page 9 for footnotes to Exhibit A.

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE       EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    OF CURRENT LIMIT         DATE
----                                    ------------   ----------   ------------------   -------------
AIM Developing Markets Fund              Contractual    1.75%          July 1, 2005      June 30, 2007
   Class A Shares                        Contractual    2.50%          July 1, 2002      June 30, 2007
   Class B Shares                        Contractual    2.50%          July 1, 2002      June 30, 2007
   Class C Shares                        Contractual    1.50%        October 25, 2005    June 30, 2007
   Institutional Class Shares

AIM Enhanced Short Bond Fund
   Class A Shares                        Contractual    0.85%         March 31, 2006     June 30, 2007
   Class C Shares                        Contractual    1.10%(3)      March 31, 2006     June 30, 2007
   Class R Shares                        Contractual    1.10%         March 31, 2006     June 30, 2007
   Institutional Class Shares            Contractual    0.60%         March 31, 2006     June 30, 2007

AIM Global Health Care Fund
   Class A Shares                         Voluntary     1.30%          July 18, 2005         N/A(2)
   Class B Shares                         Voluntary     2.05%          July 18, 2005         N/A(2)
   Class C Shares                         Voluntary     2.05%          July 18, 2005         N/A(2)
   Investor Class Shares                  Voluntary     1.30%          July 18, 2005         N/A(2)

AIM International Bond Fund
   Class A Shares                        Contractual    1.10%         March 31, 2006     June 30, 2007
   Class B Shares                        Contractual    1.85%         March 31, 2006     June 30, 2007
   Class C Shares                        Contractual    1.85%         March 31, 2006     June 30, 2007
   Institutional Class Shares            Contractual    0.85%         March 31, 2006     June 30, 2007

AIM Japan Fund
   Class A Shares                        Contractual    1.70%         March 31, 2006     June 30, 2007
   Class B Shares                        Contractual    2.45%         March 31, 2006     June 30, 2007
   Class C Shares                        Contractual    2.45%         March 31, 2006     June 30, 2007
   Institutional Class Shares            Contractual    1.45%         March 31, 2006     June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares                        Contractual    1.90%          July 1, 2005      June 30, 2007
   Class B Shares                        Contractual    2.65%        November 1, 2004    June 30, 2007
   Class C Shares                        Contractual    2.65%        November 1, 2004    June 30, 2007
   Class R Shares                        Contractual    2.15%        November 1, 2004    June 30, 2007
   Institutional Class Shares            Contractual    1.65%        November 1, 2004    June 30, 2007

AIM Trimark Fund
   Class A Shares                        Contractual    2.15%          July 1, 2005      June 30, 2007
   Class B Shares                        Contractual    2.90%        November 1, 2004    June 30, 2007
   Class C Shares                        Contractual    2.90%        November 1, 2004    June 30, 2007
   Class R Shares                        Contractual    2.40%        November 1, 2004    June 30, 2007
   Institutional Class Shares            Contractual    1.90%        November 1, 2004    June 30, 2007

AIM Trimark Small Companies Fund
   Class A Shares                        Contractual    1.50%       September 30, 2005   June 30, 2007
   Class B Shares                        Contractual    2.25%       September 30, 2005   June 30, 2007
   Class C Shares                        Contractual    2.25%       September 30, 2005   June 30, 2007
   Class R Shares                        Contractual    1.75%       September 30, 2005   June 30, 2007
   Institutional Class Shares            Contractual    1.25%       September 30, 2005   June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE        EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    OF CURRENT LIMIT          DATE
----                                    ------------   ----------   -----------------   -----------------
AIM Basic Balanced Fund
   Class A Shares                         Voluntary       1.25%       July 18, 2005           N/A(2)
   Class B Shares                         Voluntary       2.00%       July 18, 2005           N/A(2)
   Class C Shares                         Voluntary       2.00%       July 18, 2005           N/A(2)
   Class R. Shares                        Voluntary       1.50%       July 18, 2005           N/A(2)
   Investor Class Shares                  Voluntary       1.25%       July 18, 2005           N/A(2)
   Institutional Class Shares             Voluntary       1.00%       July 18, 2005           N/A(2)

AIM European Small Company Fund
   Class A Shares                        Contractual      1.90%        July 1, 2005       June 30, 2007
   Class B Shares                        Contractual      2.65%        May 1, 2002        June 30, 2007
   Class C Shares                        Contractual      2.65%        May 1, 2002        June 30, 2007

AIM Global Value Fund
   Class A Shares                        Contractual      1.90%        July 1, 2005       June 30, 2007
   Class B Shares                        Contractual      2.65%        May 1, 2002        June 30, 2007
   Class C Shares                        Contractual      2.65%        May 1, 2002        June 30, 2007
   Institutional Class Shares            Contractual      1.65%        May 1, 2002        June 30, 2007

AIM International Small Company Fund
   Class A Shares                        Contractual      1.90%        July 1, 2005     December 31, 2006
   Class B Shares                        Contractual      2.65%        May 1, 2002      December 31, 2006
   Class C Shares                        Contractual      2.65%        May 1, 2002      December 31, 2006
   Institutional Class Shares            Contractual      1.65%        May 1, 2002      December 31, 2006

AIM Mid Cap Basic Value Fund
   Class A Shares                         Voluntary       1.70%        July 1, 2005           N/A(2)
   Class B Shares                         Voluntary       2.45%     December 31, 2001         N/A(2)
   Class C Shares                         Voluntary       2.45%     December 31, 2001         N/A(2)
   Class R Shares                         Voluntary       1.95%     December 31, 2001         N/A(2)
   Institutional Class Shares             Voluntary       1.45%     December 31, 2001         N/A(2)

                                AIM GROWTH SERIES

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Small Cap Growth Fund
   Class A Shares                        Contractual      1.90%      April 10, 2006    July 31, 2006
   Class B Shares                        Contractual      2.65%      April 10, 2006    July 31, 2006
   Class C Shares                        Contractual      2.65%      April 10, 2006    July 31, 2006
   Class R Shares                        Contractual      2.15%      April 10, 2006    July 31, 2006
   Investor Class Shares                 Contractual      1.90%      April 10, 2006    July 31, 2006
   Institutional Class Shares            Contractual      1.65%      April 10, 2006    July 31, 2006

AIM Small Cap Growth Fund
   Class A Shares                         Voluntary       1.50%      April 10, 2006        N/A(2)
   Class B Shares                         Voluntary       2.25%      April 10, 2006        N/A(2)
   Class C Shares                         Voluntary       2.25%      April 10, 2006        N/A(2)
   Class R Shares                         Voluntary       1.75%      April 10, 2006        N/A(2)
   Investor Class Shares                  Voluntary       1.50%      April 10, 2006        N/A(2)
   Institutional Class Shares             Voluntary       1.25%      April 10, 2006        N/A(2)

See page 9 for footnotes to Exhibit A.

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
AIM Global Equity Fund
   Class A Shares                        Contractual      1.75%       July 1, 2005     June 30, 2007
   Class B Shares                        Contractual      2.50%      August 27, 1999   June 30, 2007
   Class C Shares                        Contractual      2.50%      August 27, 1999   June 30, 2007
   Class R Shares                        Contractual      2.00%      August 27, 1999   June 30, 2007
   Institutional Class Shares            Contractual      1.50%      August 27, 1999   June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

     AIM GROWTH SERIES

                                        CONTRACTUAL/           EXPENSE            EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION(2)        OF CURRENT LIMIT        DATE
----                                    ------------   -----------------------   ----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.23% of average daily
                                                       net assets
   Class B Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.23% of average daily
                                                       net assets
   Class C Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.23% of average daily
                                                       net assets
   Class R Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.23% of average daily
                                                       net assets
   Institutional Class Shares            Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.23% of average daily
                                                       net assets

AIM Growth Allocation Fund
   Class A Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.21% of average daily
                                                       net assets
   Class B Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.21% of average daily
                                                       net assets
   Class C Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.21% of average daily
                                                       net assets
   Class R Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.21% of average daily
                                                       net assets
   Institutional Class Shares            Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.21% of average daily
                                                       net assets

AIM Income Allocation Fund
   Class A                               Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.03% of average daily
                                                       net assets
   Class B                               Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.03% of average daily
                                                       net assets
   Class C                               Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.03% of average daily
                                                       net assets
   Class R                               Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.03% of average daily
                                                       net assets
   Institutional Class                   Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.03% of average daily
                                                       net assets

See page 12 for footnotes to Exhibit B.

                                        CONTRACTUAL/           EXPENSE            EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION(2)        OF CURRENT LIMIT        DATE
----                                    ------------   -----------------------   ----------------   -------------
AIM International Allocation Fund
   Class A                               Contractual   Limit Other Expenses to   October 31, 2005   June 30, 2007
                                                       0.18% of average daily
                                                       net assets
   Class B                               Contractual   Limit Other Expenses to   October 31, 2005   June 30, 2007
                                                       0.18% of average daily
                                                       net assets
   Class C                               Contractual   Limit Other Expenses to   October 31, 2005   June 30, 2007
                                                       0.18% of average daily
                                                       net assets
   Class R                               Contractual   Limit Other Expenses to   October 31, 2005   June 30, 2007
                                                       0.18% of average daily
                                                       net assets
   Institutional Class                   Contractual   Limit Other Expenses to   October 31, 2005   June 30, 2007
                                                       0.18% of average daily
                                                       net assets

AIM Moderate Allocation Fund
   Class A Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.12% of average daily
                                                       net assets
   Class B Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.12% of average daily
                                                       net assets
   Class C Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.12% of average daily
                                                       net assets
   Class R Shares                        Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.12% of average daily
                                                       net assets
   Institutional Class Shares            Contractual   Limit Other Expenses to    January 1, 2006   June 30, 2007
                                                       0.12% of average daily
                                                       net assets

AIM Moderate Growth Allocation Fund
   Class A Shares
                                         Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.12% of average daily
   Class B Shares                                      net assets
                                         Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.12% of average daily
   Class C Shares                                      net assets
                                         Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.12% of average daily
   Class R Shares                                      net assets
                                         Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.12% of average daily
   Institutional Class Shares                          net assets
                                         Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.12% of average daily
                                                       net assets

See page 12 for footnotes to Exhibit B.

                                        CONTRACTUAL/           EXPENSE            EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION(2)        OF CURRENT LIMIT        DATE
----                                    ------------   -----------------------   ----------------   -------------
AIM Moderately Conservative
   Allocation Fund
   Class A Shares                        Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.14% of average daily
                                                       net assets
   Class B Shares                        Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.14% of average daily
                                                       net assets
   Class C Shares                        Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.14% of average daily
                                                       net assets
   Class R Shares                        Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.14% of average daily
                                                       net assets
   Institutional Class Shares            Contractual   Limit Other Expenses to    April 29, 2005    June 30, 2007
                                                       0.14% of average daily
                                                       net assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

               EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                 Contractual      0.22%       June 30, 2005    June 30, 2007
   Corporate Class                       Contractual      0.22%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.22%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.22%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.22%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.22%       June 30, 2005    June 30, 2007
   Resource Class                        Contractual      0.22%       June 30, 2005    June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
Government & Agency Portfolio
   Cash Management Class                 Contractual      0.12%       June 30, 2005    June 30, 2007
   Corporate Class                       Contractual      0.12%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.12%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.12%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.12%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.12%       June 30, 2005    June 30, 2007
   Resource Class                        Contractual      0.12%       June 30, 2005    June 30, 2007

Government TaxAdvantage Portfolio
   Cash Management Class
   Corporate Class                       Contractual      0.12%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.12%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.12%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.12%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.12%       June 30, 2005    June 30, 2007
   Resource Class                        Contractual      0.12%       June 30, 2005    June 30, 2007
                                         Contractual      0.12%       June 30, 2005    June 30, 2007

Liquid Assets Portfolio
   Cash Management Class                 Contractual      0.12%       June 30, 2005    June 30, 2007
   Corporate Class                       Contractual      0.12%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.12%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.12%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.12%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.12%       June 30, 2005    June 30, 2007
   Resource Class                        Contractual      0.12%       June 30, 2005    June 30, 2007

See page 14 for footnotes to Exhibit C.

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   -------------
STIC Prime Portfolio                     Contractual      0.12%       June 30, 2005    June 30, 2007
   Cash Management Class                 Contractual      0.12%       June 30, 2005    June 30, 2007
   Corporate Class                       Contractual      0.12%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.12%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.12%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.12%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.12%       June 30, 2005    June 30, 2007
   Resource Class

Treasury Portfolio
   Cash Management Class                 Contractual      0.12%       June 30, 2005    June 30, 2007
   Corporate Class                       Contractual      0.12%       June 30, 2005    June 30, 2007
   Institutional Class                   Contractual      0.12%       June 30, 2005    June 30, 2007
   Personal Investment Class             Contractual      0.12%       June 30, 2005    June 30, 2007
   Private Investment Class              Contractual      0.12%       June 30, 2005    June 30, 2007
   Reserve Class                         Contractual      0.12%       June 30, 2005    June 30, 2007
   Resource Class                        Contractual      0.12%       June 30, 2005    June 30, 2007

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   OF CURRENT LIMIT        DATE
----                                    ------------   ----------   ----------------   --------------
AIM V.I. Basic Balanced Fund
   Series I Shares                       Contractual      0.91%       July 1, 2005     April 30, 2008
   Series II Shares                      Contractual      1.16%       July 1, 2005     April 30, 2008

AIM V.I. Basic Value Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005   April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005   April 30, 2008

AIM V.I. Capital Appreciation Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005   April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005   April 30, 2008

AIM V.I. Capital Development Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005   April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005   April 30, 2008

AIM V.I. Core Equity Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005   April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005   April 30, 2008

AIM V.I. Demographic Trends Fund
   Series I Shares                       Contractual      1.01%       July 1, 2005     April 30, 2008
   Series II Shares                      Contractual      1.26%       July 1, 2005     April 30, 2008

AIM V.I. Diversified Dividend Fund
   Series I Shares                       Contractual      1.00%        May 1, 2006     April 30, 2008
   Series II Shares                      Contractual      1.25%        May 1, 2006     April 30, 2008

AIM V.I. Diversified Income Fund
   Series I Shares                       Contractual      0.75%       July 1, 2005     April 30, 2008
   Series II Shares                      Contractual      1.00%       July 1, 2005     April 30, 2008

AIM V.I. Dynamics Fund
   Series I Shares                       Contractual      1.30%      April 30, 2004    April 30, 2008
   Series II Shares                      Contractual      1.45%      April 30, 2004    April 30, 2008

AIM V.I. Financial Services Fund
   Series I Shares                       Contractual      1.30%      April 30, 2004    April 30, 2008
   Series II Shares                      Contractual      1.45%      April 30, 2004    April 30, 2008

AIM V.I. Global Equity Fund
   Series I Shares                       Contractual      1.10%        May 1, 2006     April 30, 2008
   Series II Shares                      Contractual      1.35%        May 1, 2006     April 30, 2008

AIM V.I. Global Health Care Fund
   Series I Shares                       Contractual      1.30%      April 30, 2004    April 30, 2008

See page 17 for footnotes to Exhibit D.

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE       EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    OF CURRENT LIMIT         DATE
----                                    ------------   ----------   ------------------   --------------
   Series II Shares                      Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Government Securities Fund
   Series I Shares                       Contractual      0.73%        July 1, 2005      April 30, 2008
   Series II Shares                      Contractual      0.98%        July 1, 2005      April 30, 2008

AIM V.I. High Yield Fund
   Series I Shares                       Contractual      0.95%        July 1, 2005      April 30, 2008
   Series II Shares                      Contractual      1.20%       April 30, 2004     April 30, 2008

AIM V.I. International Core Equity
   Fund
   Series I Shares                       Contractual      1.10%         May 1, 2006      April 30, 2008
   Series II Shares                      Contractual      1.35%         May 1, 2006      April 30, 2008

AIM V.I. International Growth Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Large Cap Growth Fund
   Series I Shares                       Contractual      1.01%        July 1, 2005      April 30, 2008
   Series II Shares                      Contractual      1.26%        July 1, 2005      April 30, 2008

AIM V.I. Leisure Fund
   Series I Shares                       Contractual      1.01%       April 30, 2004     April 30, 2008
   Series II Shares                      Contractual      1.26%       April 30, 2004     April 30, 2008

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual      1.30%     September 10, 2001   April 30, 2008
   Series II Shares                      Contractual      1.45%     September 10, 2001   April 30, 2008

AIM V.I. Money Market Fund
   Series I Shares                       Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                      Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Real Estate Fund(1)
   Series I Shares                       Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                      Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Small Cap Equity Fund
   Series I Shares                       Contractual      1.15%        July 1, 2005      April 30, 2008
   Series II Shares                      Contractual      1.40%        July 1, 2005      April 30, 2008

AIM V.I. Small Company Growth Fund(2)
   Series I Shares                       Contractual      1.20%        July 1, 2005      April 30, 2008
   Series II Shares                      Contractual      1.45%       April 30, 2004     April 30, 2008

See page 17 for footnotes to Exhibit D.

                                        CONTRACTUAL/     EXPENSE      EFFECTIVE DATE       EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    OF CURRENT LIMIT         DATE
----                                    ------------   ----------   ------------------   --------------
AIM V.I. Technology Fund
   Series I Shares                       Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                      Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Utilities Fund
   Series I Shares                       Contractual      0.93%     September 23, 2005   April 30, 2008
   Series II Shares                      Contractual      1.18%     September 23, 2005   April 30, 2008

----------
(1) AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

(2) AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.